EXHIBT 10.1

AMENDMENT AGREEMENT

NOVEMBER 10, 2006

This Amendment Agreement (this “Amendment”) constitutes (i) Amendment No. 2 to the Securities Purchase Agreement by and among Carsunlimited.com, Inc., a Nevada corporation (the “Company”), and Mellon HBV Master U.S. Event Driven Fund LP and Mellon HBV Master Global Event Driven Fund LP (collectively, the “Investors”) dated as of August 9, 2006, as amended by Amendment No. 1 thereto by and among the Company and the Investors dated October 16, 2006 (the “Agreement”) , and (ii) Amendment No. 2 to the Registration Rights Agreement by and among the Company and the Investors dated August 9, 2006, as amended by Amendment No. 1 to the Securities Purchase Agreement by and among the Company and the Investors dated October 16, 2006. Capitalized terms used but not otherwise defined in this Amendment have the meanings assigned to them in the Agreement and the Registration Rights Agreement.

RECITALS

A. WHEREAS, the Agreement sets forth undertakings of the Company to effect a reverse stock split and reincorporate in Delaware within certain periods following the Closing of the transactions under the Agreement and the Company has requested the Investors to consent to an extension of the periods during which the Company shall effect the reverse stock split and reincorporate in Delaware;

B. WHEREAS, the Registration Rights Agreement sets forth undertakings of the Company to file a registration statement pursuant to the Securities Act of 1933, as amended, covering the resale of the Registrable Securities and to have such registration statement declared effective within certain periods and the Company has requested the Investors to consent to an extension of the periods during which the Company may file a registration statement covering the resale of the Registrable Securities and the date by which such registration statement must be declared effective; and

C. WHEREAS, the Company and the Investors wish to amend the Agreement and the Registration Rights Agreement in the manner set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Agreement and the Registration Rights Agreement, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendment To the Agreement:

1.1.
Registration Rights Agreement. The first sentence of Section 1.6 of the Agreement is hereby amended by deletion of the phrase “within ninety (90) days following the date of Closing”, and insertion, in lieu thereof, of the phrase “by December 31, 2006.” The second sentence of Section 1.6 of the Agreement is hereby amended by deletion of the phrase “one hundred eighty (180) days after the Closing Date”, and insertion, in lieu thereof, of the phrase “March 31, 2007”.

1.2.
Reverse Stock Split. Section 7.5 of the Agreement is hereby amended by deletion of the phrase “Within fourteen (14) days following the Closing”, and insertion, in lieu thereof, of the phrase “By December 31, 2006”.

1.3.
Domicile in Delaware. Section 7.4 of the Agreement is hereby amended by deletion of the phrase “Within forty five (45) days following the Closing”, and insertion, in lieu thereof, of the phrase “by December 31, 2006”.

2.
Amendment to the Registration Rights Agreement. The first sentence of Section 2.1 (a) of the Registration Rights Agreement is hereby amended by (i) deletion of the phrase “within ninety (90) days of the Closing Date”, and insertion, in lieu thereof, of the phrase “by December 31, 2006”; and (ii) deletion of the phrase “one hundred eighty (180) days after the Closing Date”, and insertion, in lieu thereof, of the phrase “March 31, 2007”.

3.	Effect of Amendment. Except as expressly modified by this Amendment, the Agreement and the Registration Rights Agreement shall remain unmodified and in full force and effect.

4.
Entire Agreement. This Amendment together with the Agreement and the Registration Rights Agreement constitute the full and entire understanding and agreement among the Company and the Investors with regard to the subject matters hereof.

5.	Headings. The headings contained in this Amendment are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Amendment.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date that the last party signs this Amendment.

COMPANY:

CARSUNLIMITED.COM, INC.

By

Name:

Title:

Address:

Facsimile Number:
Date of Signature:

Company Signature Page to Amendment Agreement November10, 2006

INVESTORS:

MELLON HBV MASTER U.S.
EVENT DRIVEN FUND LP

By: Mellon HBV Company Ltd., its General Partner

By: ____________________________

Name:

Title:

Address: 200 Park Avenue, 54th Floor

New York, New York 10166-3399

Facsimile Number:

Date of Signature: ________________

MELLON HBV MASTER GLOBAL EVENT
DRIVEN FUND LP

By: Mellon HBV Company Ltd., its General Partner

By: ____________________________

Name:

Title:

Address: 200 Park Avenue, 54th Floor

New York, New York 10166-3399

Facsimile Number:

Date of Signature: ________________

Investors Signature Page to Amendment Agreement November 10, 2006